                                                                                                          EXHIBIT 4.1

      COMMON STOCK                                                                                        COMMON STOCK
        NUMBER                                                                                                SHARES

     CT

This certificate is transferable                                                                See Reverse For Certain Definitions
     either in Chicago, IL
        or New York, NY                                                                                  CUSIP 192388 10 6
                                                     COGEN TECHNOLOGIES, INC.
                                       Incorporated Under the Laws of the State of Delaware

        This Certifies that




        is the owner of


                        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                                                     COGEN TECHNOLOGIES, INC.

        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
            This certificate is not valid until countersigned by the                            Transfer Agent and registered by the
            Registrar. Witness the facsimile seal of the Corporation and                        the facsimile signatures of its duly
            authorized Officers.                                           [COGEN TECHNOLOGIES
                                                                            SEAL APPEARS HERE]

        Dated:

            /s/ R.A. LYDECKER                                                                        /S/ ROBERT C. McNAIR
                         Secretary                                                                             Charman of the Board

                           Cogen Technologies, Inc.

        The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement (the "Rights Agreement"), between Cogen Technologies, Inc. and Harris Trust and Savings Bank, dated as of the Record Date (as defined in Rights Agreement), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cogen Technologies, Inc. Under certain circumstances, as set forth in the Rights Agreement, the Rights described therein will be evidenced by separate certificates and will no longer be evidenced by this certificate. Cogen Technologies, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as those terms are defined in the Rights Agreement) shall become null and void.

--------------------------------------------------------------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations:

        TEN COM-  as tenants in common                  UNIF GIFT MIN ACT-__________________________Custodian _____________________
        TEN ENT-  as tenants by the entireties                                     (Cust)                           (Minor)
        JT TEN -  as joint tenants with right                                      under Uniform Gifts to Minors
                  of survivorship and not as                                       Act ____________________________________________
                  tenants in common                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

        For Value Received _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated, ________________________          X _____________________________________

                                         X _____________________________________
                                           NOTICE: THE SIGNATURE(S) TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME(S) AS WRITTEN UPON THE FACE OF
                                           THE CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED: ____________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                      AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                      MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.